FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

A portfolio of Federated Insurance Series

SUPPLEMENT TO CURRENT STATEMENTS OF ADDITIONAL INFORMATION DATED APRIL 30, 2006.

Under the section entitled "Securities in Which the Fund Invests" please add the following definitions at the end of the Derivatives Contracts sub-section:

      FUTURES CONTRACTS
      Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts.

      OPTIONS
      Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

      CALL OPTIONS
      A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

           Buy call options on financial futures in anticipation of an increase in the value of the underlying asset or instrument; and Write call options on portfolio securities and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.

      If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.
      PUT OPTIONS
      A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

           Buy put options on financial futures in anticipation of a decrease in the value of the underlying asset; and Write put options on portfolio securities, and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

      In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.
      The Fund may also buy or write options, as needed, to close out existing option positions.







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  Under the section entitled "Investment Risks" please add the following:

      RISKS ASSOCIATED WITH INVESTING IN CMBS
      The risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. Therefore the value of these securities may changes based upon actual or perceived changes in the value of commercial real estate in those markets in which the underlying property is located, the ability of commercial borrowers to meet loan obligations, the ability of a property to attract and retain tenants, and the ability of tenants to make lease payments. CMBS may also expose the Fund to interest rate, liquidity and credit risk.


                                                       August 8, 2006



Federated Securities Corp., Distributor

Cusip 313916207
35318 (8/06)